UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2011

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 765-7801

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

On May 17, 2011, Marshall & Ilsley Corporation (“M&I”) held a special meeting of its shareholders relating to its pending merger with Bank of Montreal (“BMO”) pursuant to the Agreement and Plan of Merger, dated as of December 17, 2010, by and between BMO and M&I (the “Merger Agreement”).  At the special meeting, M&I shareholders present in person or by proxy voted on the matters described below:

(1)       M&I shareholders approved a proposal to approve the Merger Agreement.  Voting results were as follows:

For	Against	Abstain
335,422,633	9,379,431	515,997

(2)       M&I shareholders approved a proposal to approval an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal.  Voting results were as follows:

For	Against	Abstain
310,906,014	33,729,309	682,738

ITEM 8.01.    OTHER EVENTS.

On May 17, 2011, M&I issued a press release announcing the results of the special meeting.  A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Marshall & Ilsley Corporation, issued May 17, 2011.

Additional Information for Shareholders.

In connection with the proposed merger transaction, BMO has filed with the Securities and Exchange Commission a Registration Statement on Form F-4 and a definitive Proxy Statement/Prospectus, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about BMO and M&I, may be obtained at the SEC's Internet site ( http://www.sec.gov). You can also obtain these documents free of charge, from BMO at www.BMO.com under the tab "About BMO - Investor Relations" and then under the heading "Frequently Accessed Documents", from BMO Investor Relations at investor.relations@bmo.com or (416) 867-6642, from M&I by accessing M&I’s website at www.MICorp.com under the tab "Investor Relations" and then under the heading "SEC Filings", or from M&I at (414) 765-7814.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marshall & Ilsley Corporation

Date: May 18, 2011
By: /s/ Randall J. Erickson
Name: Randall J. Erickson Title: Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Marshall & Ilsley Corporation, issued May 17, 2011.